U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 16, 2004

                        5G WIRELESS COMMUNICATIONS, INC.
            (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                    20-0420885
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

     4136 Del Rey Avenue, Marina Del Rey, California            90292
        (Address of Principal Executive Offices)              (Zip Code)

     Registrant's telephone number, including area code:  (310) 448-8022



            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

     Effective on September 16, 2004, the Registrant filed a Certificate of Amendment to Articles of Incorporation. This document amended Article III of the Articles of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 5,000,000,000. Under the provisions of the Registrant's Articles of Incorporation, as amended, this action does not require a vote of shareholders.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 20, 2004              By: /s/ Jerry Dix
                                       Jerry Dix, CEO


                                 EXHIBIT INDEX

Number                     Description

3.1 Certificate of Amendment to Articles of Incorporation, dated September 16, 2004 (see below).

3.2     Certificate of Correction, dated September 20, 2004